                                                                      EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-47019) of Baxter International Inc. of our report dated June 26, 2000 relating to the financial statements of the Baxter International Inc. and Subsidiaries Incentive Investment Plan, which appears in this Form 11-K.


PricewaterhouseCoopers LLP

Chicago, Illinois
June 26, 2000